UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 6, 2018
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CENTENNIAL RESOURCE DEVELOPMENT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37697	47- 5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 SEVENTEENTH STREET, SUITE 1800
DENVER, COLORADO 80202
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(720) 499-1400
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On August 2, 2018, Centennial Resource Production, LLC, a Delaware limited liability company (“CRP”) and a subsidiary of Centennial Resource Development, Inc., a Delaware corporation, entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with BP Products North America Inc. (“BP”), pursuant to which CRP agreed to sell specified quantities of crude oil to BP at the prices listed in the Purchase Agreement. Pursuant to the terms of the Purchase Agreement, CRP will begin delivering 20,000 barrels of crude oil per day to BP starting on January 1, 2019. Upon the earlier of the in-service date of the pipeline system that is currently being constructed by Gray Oak Pipeline, LLC or June 1, 2020 (such earlier date, the “Period 2 Commencement Date”), CRP’s daily delivery requirement will increase to 30,000 barrels of crude oil per day. The Purchase Agreement contains certain allowances for deviations in the volume of crude oil that CRP deliveries to BP in a given month. The Purchase Agreement has a term of five years from the Period 2 Commencement Date.
Pursuant to the Purchase Agreement, BP will purchase crude oil delivered by CRP prior to the Period 2 Commencement Date at a per-barrel price that is based on the arithmetic average of the daily settlement price for “Light Sweet Crude Oil” Prompt Month future contracts reported by the New York Mercantile Exchange over the one-month period, as adjusted for certain transportation costs, a differential and other adjustments specified in the Purchase Agreement. Following the Period 2 Commencement Date, BP will purchase crude oil delivered by CRP at a per-barrel price that is based on the arithmetic average of the daily settlement price for Brent Prompt Month future contracts reported by the Intercontinental Exchange over the one-month period, as adjusted for certain transportation costs, a differential and other adjustments specified in the Purchase Agreement.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated as of August 2, 2018, by and between Centennial Resource Production, LLC and BP Products North America Inc.*

*Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, which portions have been redacted and provided separately to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.
Date: August 6, 2018
	By:	/s/ George S. Glyphis
	Name:	George S. Glyphis
	Title:	Chief Financial Officer, Treasurer and Assistant Secretary